Exhibit 99.5

In this fashion we have now identified the HLA - restriction for four additional immuno - dominant epitopes that Conclusions Safety and efficacy of multi - TAA - T cells for Myeloma Thus, infusion of autologous multiTAA - targeted T cells directed to PRAME, SSX 2 , MAGEA 4 , NY - ESO - 1 and Survivin has been safe and provided durable clinical benefit to patients with lymphomas . Responses in all six patients who entered a CR were durable and associated with an expansion of infused T cells as well as the induction of antigen spreading . Characteristics of mTAA - T cells Figure 1 Premal Lulla , Ifigeneia Tzannou , George Carrum , Carlos A . Ramos, Rammurti Kamble , Mrinalini Bilgi , Adrian P . Gee Shivani Mukhi , Betty Chung, Ayumi Watanabe, Manik Kuvalekar , Bambi Grilley , Malcolm K . Brenner, Helen E . Heslop , Juan F . Vera and Ann M . Leen Center for Cell and Gene Therapy, Baylor College of Medicine, Houston Methodist Hospital, and Texas Children’s Hospital, Houston, Texas, USA AL, JFV, MKB and HH are co - founders of Marker Therapeutics that aspires to commercialize the described approach to cell therapy Clinical Outcomes Responses in patients Infusion Cell expansion TAA - specific T cells Antigen Specificity Adoptive T cell transfer Blood draw T lymphocytes Lymphoma patient Despite an array of approved agents for the treatment of multiple myeloma (MM), most patients eventually relapse after conventional treatments . The adoptive transfer of tumor - targeted T cells has demonstrated efficacy in the treatment of patients with chemo - refractory hematological malignancies including MM . While the majority of T cell - based therapies in the clinic explore genetically modified T cells that target a single tumor - expressed antigen, we have developed a strategy to generate non - engineered T cell lines that simultaneously target a number of MM - expressed antigens, thereby reducing the risk of tumor immune evasion . We manufacture multiTAA - specific T cells targeting the tumor antigens PRAME, SSX 2 , MAGEA 4 , NY - ESO - 1 and Survivin ( Table 1 ) by culturing patient - derived PBMCs with DCs loaded with pepmixes spanning all 5 target antigens in the presence of a Th 1 - polarizing/pro - proliferative cytokine cocktail ( Figure 2 ) . Figure 2 - Manufacturing process Antigen Expression in lympomas Survivin 90 - 100% SSX2 35 - 61% PRAME 36 - 48% NY - ESO - 1 25 - 31% MAGE - A4 17 - 30% Table 1: Expression of TAAs on lymphoma cells Expansion 7 days Activating Cytokines Introduction Figure 4 - Specificity in an ELISPOT Assay Figure 7: Complete responses in a patient (ID:#2) with lambda light chain myeloma correlates with expansion of infused mTAA - T cells Ten patients were refractory to their latest therapy and had active MM, while 8 were in remission at the time of infusion . At the 6 week assessment, of the 10 patients infused to treat active disease, 1 had a CR, 1 had a PR and 8 had SD . Seven of these 10 patients were infused > 1 year ago . Although 2 of the 7 subsequently had disease progression, the remaining 5 continue to respond, with sustained CR (1), PR (2) or SD (2) . ( Tables 2 , 3 ) . None of the treated patients developed cytokine release syndrome, neurotoxicity or any other infusion related adverse events . To date we have infused 20 patients who had received a median of 4 lines of prior therapy at cell doses ranging from 0 . 5 - 2 x 10 7 /m 2 . 12 patients were refractory to their latest therapy and had active MM, while 8 were in remission at the time of infusion . Of the 8 patients in CR at the time of T cell infusion, all remained in CCR at the week 6 disease assessment and of the 6 evaluable patients who are > 1 year post T cells, only 1 has relapsed . Figure 5 TCR clonality We have successfully generated multi - antigen - targeted lines for 19 patients, comprising a polyclonal mixture of CD 4 + ( 28 . 9 “ 7 . 2% ) and CD 8 + ( 56 . 6 “ 7 . 2% ) T cells ( Figure 3 ) reactive against 2 to 5 of the target antigens ( Figure 4 ), with no activity against non - malignant autologous targets ( 2 “ 3 % specific lysis ; E : T 20 : 1 ) . We assessed the clonal diversity using TCR vβ deep sequencing analysis and found that the majority (mean 79% ; range : 59 to 95% ; Figure 5 ) represented rare T cell clones that were unique to the ex vivo expanded cell line, thereby enabling in vivo tracking studies . We have initiated a phase I/II clinical trial to explore the safety and efficacy of mTAA - directed T cells administered to patients with myeloma who have failed at least one line of prior therapy . The schema for enrollment is shown in Figure 6 . We have treated 20 patients (Group A : 11 , Group B : 9 ) so far : 12 with active myeloma and 8 with myeloma in at doses of 0 . 5 - 2 x 10 7 multiTAA - T cells/m 2 in 2 infusions 2 weeks apart without prior lymphodepleting chemotherapy . Table 2: Clinical outcomes of patients treated on group A Table 3: Clinical outcomes of patients treated on group B Figure 8: Immune escape in a patient (ID#3) with treatment refractory multiple myeloma Shown in Figure 7 is an example of a patient with lambda light chain myeloma with residual marrow disease despite undergoing several lines of prior therapies . Six weeks post - infusion, this patient entered a CR as measured by paraprotein levels as well as by marrow findings concomitant with an increase in the circulating frequency of TAA - (MAGE - A 4 ) - specific T cells in both the blood as well as the bone marrow . The same pattern of expansion was observed when monitoring for the T cell clones present in the infused T cell line but absent in the patient prior to infusion ( Figure 7 ) . Patient # 3 had active multiple myeloma despite recently undergoing an autologous HSCT . At baseline the patients tumor cells expressed Survivin, MAGE - A 4 and PRAME as assessed by immunohistochemistry analysis ( Figure 8 ) . Within 3 months of T cell infusion, there was an increase in the circulating frequency of T cells specific for the targeted TAAs as well as non - targeted TAAs (antigen spreading) in the blood and the bone marrow . However by month 6 the patient developed progressive disease along with loss of TAA - specific T cells within the marrow . Coincident with relapse the patients tumor lost expression of Survivin, MAGEA 4 and PRAME in the presence of circulating Survivin, PRAME and MAGE - A 4 specific T cells (Fig 8 ) . Furthermore, mRNA sequencing demonstrated an increase in immune inhibitory markers (CTLA 4 and LAG 3 ) and an upregulation of > 400 cell cycle promoters . n=19 Figure 3 - Phenotype n=19 Group B: <90 days post autologous transplant Group A: >90 days post autologous transplant or no transplant ID Age/G Prior Treatments Marrow Week 6 Response Mo 12 1 53/M Bor / Dex  ASCT 10% Unknown SD PR 6 61/M RVD  ASCT 0% 0% CCR CCR 7 44/M CyBorD  ASCT 0% 0% CCR CCR 14 47/M RVD  ASCT 0% (MRD+) 0% (MRD+) SD SD 3* 65/F RVD  ASCT  CyBorD  Carf /D  ASCT 90% 85% SD PD (2m) 13 31/F VD 4% 0% SD SD 10 69/F VD  ASCT  R  Pom / Carf /D 10% 10% SD PD (7m) 15 70/M RVD  ASCT  R - vidaza  Pom /D  ibrutinib / Carf  dinaciclib /VD  CyBorD  Daratumumab  RD - Elot  Ixa /RD 80% 80% SD PD (3m) 2* 40/M RVD  ASCT  Pom / Carf / D  ASCT  mTAA T cells 15% 15% SD SD (3m) 18 50/F VD  ASCT  Dara/VD  XRT  ASCT 0% 0% CCR CCR (8m) 20 57/M RVD  ASCT  R  VD  Pom /D  KPD  ASCT  Ixa  Dara/D 5% (0.97 g/dl) 3% (0.53 g/dl) SD SD (3m) ID Age/G Prior Treatments Marrow Week 6 Response Mo 12 2 40/M RVD  ASCT  Pom / Carf /D  ASCT 20% 0% CR CR 3 65/F RVD  ASCT  CyBorD  Carf /D  ASCT 15% 10% SD PD (6m) 5 76/M CyBorD  ASCT 20% 15% SD PR 8 57/M VTD  ASCT  Rd  Cy/ Carf /D  ASCT 0% 0% CCR CCR 9 50/F RVD  ASCT 0% 0% CCR CCR 11 53/M VD  RVD  ASCT 0% 0% CCR Relapse (7m) 12 54/M RVD/rituximab  Rd  ASCT 0% 0% CCR CCR 17 44/F VRD  KD  ASCT 0% (0.4 g/dl 0% (0.2 g/dl) PR PR (6m) 19 70/M XRT  VD  ASCT  R  VD  KPD  ASCT 0% 0% CCR CCR (6m) Clinical responses correlated with the emergence and persistence (> 6 mths) of “line - exclusive” tumor - reactive T cells in patient peripheral blood ( Figure 6 A ) and marrow ( 6 B ), as assessed by TCR deep sequencing . The expansion of product - derived clones was higher among patients with active MM than those in remission ( 6 A ) . This matched the pattern of expansion of TAA - directed T cells as measured by an IFN - Υ ELISPOT assay ( 6 C & D ) Figure 6 T cell expansion/persistence